UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________
FORM 8-K
________________________

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 1, 2019
Independent Bank Group, Inc.
(Exact Name of Registrant as Specified in Charter)
________________________

Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Redbud Boulevard, Suite 400
McKinney, TX 75069-3257
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 562-9004

Not Applicable
(Former name or former address, if changed since last report)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):
Emerging growth company    ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
This Current Report on Form 8-K is being filed in connection with the consummation on January 1, 2019, of the transactions contemplated by the Agreement and Plan of Reorganization, dated as of May 22, 2018 (the “Merger Agreement”), by and between Guaranty Bancorp, a Delaware corporation (“Guaranty”), and Independent Bank Group, Inc., a Texas corporation (“Independent,” or the “Company”), including the merger of Guaranty with and into Independent (the “Merger”), with Independent as the surviving corporation in the Merger.
Item 2.01.    Completion of Acquisition or Disposition of Assets.
The information set forth in the Introductory Note is incorporated herein by reference.
On January 1, 2019, pursuant to the terms of the Merger Agreement, Guaranty merged with and into Independent, with Independent continuing as the surviving entity in the Merger. Immediately after the Merger, Guaranty’s wholly owned bank subsidiary, Guaranty Bank and Trust Company, merged with and into Independent’s wholly owned bank subsidiary, Independent Bank (the “Bank Merger”), with Independent Bank as the surviving entity in the Bank Merger.
Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of Guaranty (except for shares that were owned directly by Independent or Guaranty, subject to certain customary exceptions, which were cancelled in the Merger) was converted into the right to receive 0.45 shares of common stock, par value $0.01 per share, of the Company (“Company Common Stock”). No fractional shares of Company Common Stock were issued in the Merger, and Guaranty stockholders became entitled to receive cash in lieu of fractional shares.
In connection with the completion of the Merger, on January 1, 2019, the Company entered into supplemental indentures and assumption letters pursuant to which it assumed Guaranty’s obligations as required by the indentures and certain related agreements with respect to Guaranty’s outstanding Floating Rate Junior Subordinated Notes due 2034 (and Guaranty’s guarantee of certain outstanding trust preferred securities relating thereto), Junior Subordinated Debt Securities due 2033 (and Guaranty’s guarantee of certain outstanding trust preferred securities relating thereto) and 5.75% Fixed-to-Floating Rate Subordinated Notes due 2026, which collectively have an aggregate principal amount of $65.8 million, in each case before related acquisition accounting fair market value adjustments.
The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Independent’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 23, 2018, and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth in the Introductory Note is incorporated herein by reference.
At the Effective Time, Paul W. Taylor, the former President and Chief Executive Officer of Guaranty, was appointed to the Board of Directors of the Company (the “Board”) as a Class III director for a term expiring at the 2019 annual meeting of Independent’s shareholders. Mr. Taylor has been appointed to serve on the Strategic Planning Committee of the Board. The Company intends to enter into a customary indemnification agreement with Mr. Taylor in connection with his appointment as a director, consistent with those entered into with the Company’s other directors.
Mr. Taylor previously served as President and Chief Executive Officer of Guaranty. Mr. Taylor was appointed President and Chief Executive Officer and as a director of Guaranty in 2011. Prior to becoming

Guaranty’s President and Chief Executive Officer, Mr. Taylor was Executive Vice President, Chief Financial and Operating Officer and Secretary of Guaranty (serving in one or more of those capacities since 2004).
On December 31, 2018, Mr. Taylor entered into a consulting agreement (the “Consulting Agreement”) to provide services as a consultant to Independent Bank for a term of six months following the closing of the Merger, which may be extended by mutual written agreement. Under the Consulting Agreement, Mr. Taylor is entitled to receive a monthly retainer of $25,000 and is entitled to reimbursement for expenses in the course of rendering services under the Consulting Agreement.
Other than the Merger Agreement, there are no arrangements between Mr. Taylor and any other person pursuant to which Mr. Taylor was selected as a director. Other than the Consulting Agreement, there are no transactions in which Mr. Taylor has an interest requiring disclosure under Item 404(a) of Regulation S-K.
Item 8.01.    Other Events.
On January 2, 2019, Independent issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(a)    Financial Statements of Business Acquired.
Independent intends to file the financial statements of Guaranty required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.
(b)    Pro Forma Financial Information.
Independent intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.
(d)    Exhibits.

Exhibit No.	Description of Exhibit
Exhibit 2.1
Agreement and Plan of Reorganization by and between Independent Bank Group, Inc. and Guaranty Bancorp, dated May 22, 2018 (incorporated by reference to Exhibit 2.1 to Independent Bank Group, Inc.’s Current Report on Form 8-K filed on May 23, 2018).*

Exhibit 99.1	Press Release, dated January 2, 2019.
* The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. Independent agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or similar attachment upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 2, 2019
INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman of the Board, Chief Executive Officer and President